Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of diaDexus, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Frédéric Viret, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	The Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, and

•	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2014	/s/ Jean-Frédéric Viret
Jean-Frédéric Viret

Chief Financial Officer